UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2011

The Manitowoc Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066

(Address of principal executive offices, including ZIP code)

(920) 684-4410

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Amendment and Restatement of Amended and Restated Credit Agreement

On May 13, 2011, The Manitowoc Company, Inc. (the “Company”) entered into a $1,250,000,000 Second Amended and Restated Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as Administrative Agent, Deutsche Bank Securities Inc. and Bank of America, N.A., as Syndication Agents, and Wells Fargo Bank, National Association and Natixis, as Documentation Agents.  The Credit Agreement amended and restated the Company’s Amended and Restated Credit Agreement, dated as of August 25, 2008, as amended to date.

The Credit Agreement includes three different loan facilities.  The first is a revolving facility in the amount of $500,000,000, with a term of five years.  The second facility is an amortizing Term A Loan in the aggregate amount of $350,000,000, to be funded in a Term A-1 tranche of $250,000,000 on May 13, 2011 and a Term A-2 tranche of $100,000,000 on May 16, 2011, with a term of five years.  The third facility is an amortizing Term B Loan in the amount of $400,000,000, with a term of 6.5 years.  The Company is obligated to prepay the two term loan facilities from the net proceeds of asset sales, casualty losses, equity offerings, and new indebtedness for borrowed money, and from a portion of its excess cash flow, subject to certain exceptions.

Loans made under the Credit Agreement will initially bear interest at 3 percent in excess of reserve adjusted LIBOR rate, or 2 percent in excess of an alternate base rate, at the Company’s option.  With respect to the Term B Loan only, the LIBOR rate is subject to a floor of 1.25%.  The Company will also pay a commitment fee of 0.50 percent per annum.  The Company is also obligated to pay certain fees and expenses to the lenders.

Loans made under the Credit Agreement will be secured by substantially all of the assets of, and guaranteed by, the material direct and indirect domestic subsidiaries of the Company, and secured by 65 percent of the stock of certain foreign subsidiaries of the Company.  The Credit Agreement also requires the Company to provide additional collateral to the lenders under the Credit Agreement in certain limited circumstances.

The Credit Agreement also contains various representations and warranties and affirmative and negative covenants of the Company while the Credit Agreement is outstanding, and provisions for the acceleration of loans made under the Credit Agreement upon the occurrence of specified events of default.

The revolving facility includes a $125,000,000 sub facility for letters of credit, and provisions for up to $300,000,000 of revolving loans under the Credit Agreement to be made in alternative currencies.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, which is attached as Exhibit 4.1 to this Current Report on Form 8-K.

Amendments to Second Amended and Restated Receivables Purchase Agreement

In addition, on May 13, 2011, the Company entered into Amendment No. 4 (“Amendment No. 4”) to the Second Amended and Restated Receivables Purchase Agreement among Manitowoc Funding, LLC, as Seller, the Company, as Servicer, Hannover Funding Company, LLC, as Purchaser, and Norddeutsche Landesbank Girozentrale, as Agent, dated as of June 30, 2010 (the “Receivables Purchase Agreement”).  Under the Receivables Purchase Agreement, certain Manitowoc subsidiaries sell accounts receivable (the “Pooled Receivables”) to Manitowoc Funding, LLC in connection with the parties’ asset securitization facility.  The primary purpose of Amendment No. 4 was to conform certain of the terms contained in the Receivables Purchase Agreement to the terms of the Credit Agreement.  Amendment No. 4 also added a risk retention covenant to the Receivables Purchase Agreement, pursuant to which Manitowoc Funding, LLC agreed to observe certain provisions regarding a net economic interest in the Pooled Receivables.  The Receivables Purchase Agreement was previously filed as Exhibit 10.12 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010.

The Company previously entered into Amendment No. 2 to the Receivables Purchase Agreement (“Amendment No. 2”) on December 16, 2010 and Amendment No. 3 to the Receivables Purchase Agreement (“Amendment No. 3”) on January 12, 2011.  The primary purpose of Amendment No. 2 and Amendment No. 3 was to add and remove, respectively, an originator under the parties’ asset securitization facility.

The foregoing description of Amendment No. 2, Amendment No. 3 and Amendment No. 4 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2, Amendment No. 3 and Amendment No.4, filed herewith as Exhibits 10.12(a), 10.12(b) and 10.12(c), respectively, and incorporated herein by reference.

Item 2.03            Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 13, 2011, Manitowoc entered into the Credit Agreement.  The description of the Credit Agreement provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.           Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.  The following exhibits are being filed herewith:

4.1

Second Amended and Restated Credit Agreement, dated as of May 13, 2011, by and among The Manitowoc Company, Inc., the subsidiary borrowers named therein, the lenders named therein, and JPMorgan Chase Bank, N.A., as administrative agent. Schedules and exhibits to the Credit Agreement have not been filed herewith. The Company agrees to furnish a copy of any omitted schedule or exhibit to the Commission upon request.

10.12(a)

Amendment No. 2, dated as of December 16, 2010, to the Second Amended and Restated Receivables Purchase Agreement among Manitowoc Funding, LLC, as Seller, The Manitowoc Company, Inc., as Servicer, Hannover Funding Company, LLC, as Purchaser, and Norddeutsche Landesbank Girozentrale, as Agent, dated as of June 30, 2010.

10.12(b)	Amendment No. 3, dated as of January 12, 2011, to the Second Amended and Restated Receivables Purchase Agreement among Manitowoc Funding,

LLC, as Seller, The Manitowoc Company, Inc., as Servicer, Hannover Funding Company, LLC, as Purchaser, and Norddeutsche Landesbank Girozentrale, as Agent, dated as of June 30, 2010.

10.12(c)

Amendment No. 4, dated as of May 13, 2011, to the Second Amended and Restated Receivables Purchase Agreement among Manitowoc Funding, LLC, as Seller, The Manitowoc Company, Inc., as Servicer, Hannover Funding Company, LLC, as Purchaser, and Norddeutsche Landesbank Girozentrale, as Agent, dated as of June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANITOWOC COMPANY, INC.

Date: May 17, 2011	By:	/s/ Maurice D. Jones
Maurice D. Jones
Senior Vice President, General Counsel and Secretary

THE MANITOWOC COMPANY, INC.

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

4.1

Second Amended and Restated Credit Agreement, dated as of May 13, 2011, by and among The Manitowoc Company, Inc., the subsidiary borrowers named therein, the lenders named therein, and JPMorgan Chase Bank, N.A., as administrative agent. Schedules and exhibits to the Credit Agreement have not been filed herewith. The Company agrees to furnish a copy of any omitted schedule or exhibit to the Commission upon request.

10.12(a)

Amendment No. 2, dated as of December 16, 2010, to the Second Amended and Restated Receivables Purchase Agreement among Manitowoc Funding, LLC, as Seller, The Manitowoc Company, Inc., as Servicer, Hannover Funding Company, LLC, as Purchaser, and Norddeutsche Landesbank Girozentrale, as Agent, dated as of June 30, 2010.

10.12(b)

Amendment No. 3, dated as of January 12, 2011, to the Second Amended and Restated Receivables Purchase Agreement among Manitowoc Funding, LLC, as Seller, The Manitowoc Company, Inc., as Servicer, Hannover Funding Company, LLC, as Purchaser, and Norddeutsche Landesbank Girozentrale, as Agent, dated as of June 30, 2010.

10.12(c)

Amendment No. 4, dated as of May 13, 2011, to the Second Amended and Restated Receivables Purchase Agreement among Manitowoc Funding, LLC, as Seller, The Manitowoc Company, Inc., as Servicer, Hannover Funding Company, LLC, as Purchaser, and Norddeutsche Landesbank Girozentrale, as Agent, dated as of June 30, 2010.